UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

GENERAL FORM FOR REGISTRATION OF SECURITIES

Under Section 12(b) or (g) of the Securities Exchange Act of 1934

Sierra Resource Group, Inc.

(Exact Name of Small Business Issuer in its Charter)

Date of earliest event reported:

December 9, 2012

Nevada	000-25301	88-0413922
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

9550 S. Eastern Avenue, Suite 253, Las Vegas, Nevada 89123

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (702) 462-7285

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 12, 2012, the Board of Directors of Sierra Resource Group Inc. (“we”, “us”, or “our Company”) by unanimous written consent appointed Barton R. Budman as Secretary of Company replacing prior Secretary, Timothy Benjamin. Timothy Benjamin remains Chairman of the Board.

SECTION 7 – REGULATION FD

ITEM 7.01	REGULATION FD DISCLOSURE.

On December 9, 2012, Sierra Resource Group, Inc. (the “Company”) placed information on its website (www.sierragroupinc.com) relating to the processing of its application to re-open the Chloride Copper Mine and plan to start operations there. We placed this information under “Latest News” on our website (accessible at www.sierragroupinc.com/category/company-news), at the request of the Bureau of Land Management (“BLM”) Kingman Field Office. The information included:

•	On June 6, 2012, a Community Scoping Meeting was Held at Chloride Town Hall, where residents of Chloride plus special invitees attended, including the head of BLM’s Kingman Field Office. The meeting provided an opportunity to ask questions about the proposed project. The Company’s CEO J. Rod Martin spoke, and Paul C. Rizzo Associates, Inc., the Company’s permitting experts, gave a presentation on the project plan.

•	On August 5, 2012, the Company engaged as a Senior Level Consultant Mr. Joseph Sawyer P.E., a Nevada registered professional mining engineer and former mining engineer for SGV Resources.

•	On September 28, 2012, CDM Smith formally submitted to the Arizona Department of Environmental Quality our revised and modified Aquifer Protection Permit; agency comments were received by November 16, 2012.

•

On November 19th and 20th, 2012, Paul C. Rizzo Associates Inc. met with the BLM Kingman Field Office to define the permitting schedule and review agency comments to the Company’s Mining Plan of Operation (“MPO”).

•	On December 1, 2012, the Company submitted its revised MPO to BLM.

•	On December 8, 2012, the Company submitted another revision to the MPO to BLM.

The information in this Current Report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Report that is required to be disclosed solely by Regulation FD. We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement, with respect to or contained in the information referred to above, is based.

Cautionary Note Regarding Forward-Looking Statements

The information referred to above, including among other things the Company’s MPO, may contain forward-looking statements. Forward-looking statements are based on current expectations and plans that involve significant risks and uncertainties. Forward-looking statements may include, among other things, statements concerning the timing of various regulatory and other actions, plans for our operations, and projected budgets. Actual events and results may differ materially from the forward-looking statements, which are not guarantees of future performance and are subject to a number of uncertainties and other factors, many of which are outside of our control. Accordingly, there can be no assurance that such events will occur or results will be realized. For a list of the factors that could cause actual results to differ materially from those anticipated by these forward-looking statements, see “Item 1A—Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and the Company’s Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2012, June 30, 2012, and September 30, 2012, and as subsequently amended. The Company assumes no obligation to update any forward-looking statement or with respect to any of the information described in this Report.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIERRA RESOURCE GROUP, INC.

Date: December 13, 2012	By:	/s/ Rod Martin
J. Rod Martin
Chief Executive Officer